SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): January 23, 2003

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                           GREG MANNING AUCTIONS, INC.
             (Exact name of registrant as specified in its charter)




          Delaware                     001-11988                22-2365834
(State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
         Incorporation)                                      Identification No.)




        775 Passaic Avenue,
      West Caldwell, New Jersey                                   07006
    (Address of Principal Executive                             (Zip Code)
              Offices)

       Registrant's telephone number, including area code: (973) 882-0004

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      Item 5.  Other Events and Required FD Disclosure.

      On January 23, 2003, Greg Manning Auctions, Inc., a Delaware corporation ("GMAI"), and Afinsa Bienes Intangibles S.A., a Spanish corporation ("Afinsa"), issued a joint press release announcing an agreement relating to the sale by Afrinsa to GMAI of substantially all of Afinsa's non-investment collectibles business, currently operated primarily through Auctencia, S.A., a wholly-owned subsidiary of Afinsa. The press release is filed herewith as Exhibit 99.1.

      Item 7.  Financial Statements, Pro Forma Financial Information and
               Exhibits.

      (c)      Exhibits.

               99.1  Press Release dated January 23, 2003

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, Greg Manning Auctions, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2003              GREG MANNING AUCTIONS, INC.


                                    By: /s/ Greg Manning
                                       -------------------------------------
                                       Greg Manning
                                       Chief Executive Officer and President